J.P. MORGAN HEALTHCARE CONFERENCE JANUARY 9, 2018 | SAN FRANCISCO, CA

1 FORWARD LOOKING STATEMENT Cautionary Statement Regarding Forward Looking Statements This presentation contains forward-looking statements, including statements about the Company’s performance against strategic objectives and the impact of various factors on operating and financial results. Each of these forward-looking statements is subject to change based on various risks and uncertainties, including without limitation, competitive actions and other unforeseen changes and uncertainties in the marketplace, changes in government regulations, including healthcare reform, changes in payer regulations or policies, other adverse actions of governmental and third-party payers, failure to maintain or develop customer relationships, changes in testing guidelines or recommendations, adverse results in material litigation matters, the impact of changes in tax laws and regulations, and failures in information technology systems or data security.

2 AGENDA Company Overview 2018 Priorities Long-term Strategic Initiatives Financial Strength

3 WHO WE ARE Our Mission is to improve health and improve lives LabCorp is a leading global life sciences company that is deeply integrated in guiding patient care Our Strategic Objectives are to: Deliver World-Class Diagnostics Bring Innovative Medicines to Patients Faster Use Technology to Improve the Delivery of Care

LABCORP OVERVIEW

A Leading Global Life Sciences Company

- Provides diagnostic, drug development and technology-enabled products and solutions for ~120 million patient encounters per year
- Operates in two segments – Diagnostics and Drug Development
- >57,000 mission-driven employees worldwide
- Proprietary data sets with >30 billion lab test results and >175,000 unique investigators
- Leading scientific and therapeutic expertise, including >1,800 employed MDs and PhDs

Consolidated Financial Summary[1]

	Year Ended 2017E[2]	Year Ended 2016	Implied Growth
Revenue	$10,216	$9,437	8.3%
Adj. EPS	$9.50	$8.83	7.6%
Free Cash Flow	$990	$897	10.4%

1. Adjusted operating income, margin and earnings per share exclude amortization, restructuring charges and other special items; dollars in millions, except per share data.
2. Based on the midpoint of guidance issued on October 25, 2017.

4

LabCorp

LABCORP DIAGNOSTICS SEGMENT OVERVIEW

Leading National Clinical Laboratory

- ~$7.2B revenue in 2017[(1)]
- Offers broad range of clinical, anatomic pathology, genetic and genomic tests
- Processes >2.5 million patient specimens per week
- Vast patient database – roughly 50% of U.S. population
- Significant patient access points, with ~1,900 patient service centers, >5,000 in-office phlebotomists, and growing retail presence
- Direct provider connectivity, including >65,000 EMR interfaces to deliver results
- Serves hundreds of thousands of customers, including physicians, managed care organizations, hospitals and health systems, patients and consumers



LabCorp
ONE
ONE COMPANY FOR ALL YOUR TESTING NEEDS
Bode Cellmark FORENSICS
Colorado COAGULATION
Dianon PATHOLOGY
Endocrine SCIENCES
Integrated GENETICS
Integrated ONCOLOGY
LabCorp DNA IDENTITY
Litholink
MedTox LABORATORIES
Monogram BIOSCIENCES
National GENETICS INSTITUTE
ViroMed LABORATORIES

LabCorp Diagnostics Pickup Locations



LabCorp

1. Based on the midpoint of guidance issued on October 25, 2017.

5

COVANCE DRUG DEVELOPMENT OVERVIEW

Leading CRO / Drug Development Services Provider

- ~$3.0B revenue in 2017[(1)]
- Market leader in early development, central laboratory, and Phase I-IV clinical trial management services
- Xcellerate® includes one of the world's most comprehensive investigator performance databases
- Collaborated on 86% of the 22 novel drugs approved by FDA in 2016, including all 4 approved oncology drugs, and 8 of 9 drugs treating rare and orphan diseases
- Involved in the development of all of the top 50 best-selling drugs on the market[(2)]
- Acquired Chiltern in 2017, a leading global CRO to expand scale in Asia-Pacific, expand FSP offering and strengthen emerging-to-mid biopharma capabilities

Over 20,000 CRO Employees Worldwide


The Americas
~10,600
Europe, Middle East, & Africa
~7,100
Asia-Pacific
~2,500

Region	Approximate Number of Unique Sites
Africa	1,500+
Asia-Pacific	24,000+
Central/Eastern Europe	12,000+
Latin America	9,500+
Middle East	350+
North America	28,000+
Western Europe	21,000+

1. Based on the midpoint of guidance issued on October 25, 2017, which includes results from Chiltern as of September 1, 2017.
2. Ranking based on 2016 net sales.

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7 29% 23% 11% 32% 3% 3% (2) 29% 23% 11% 32% 3%3% Pharma & Biotech Other Payers Medicare & Medicaid Managed Care (Fee for Service) Patient Managed Care (Capitated) (2) Attractive Customer Mix and Geographic Presence(1) EXPANDED REVENUE BASE 1. Based on nine months ended September 30, 2017, which includes results from Chiltern as of September 1, 2017. Does not tie due to rounding. 2. Includes physicians and hospitals, occupational testing services, non-U.S. clinical diagnostic laboratory operations, nutritional chemistry and food safety operations, and Beacon LBS. 29% 23% 11% 32% 3%3% Pharma & Biotech Other Payers Medicare & Medicaid Managed Care (Fee for Service) Patient Managed Care (Capit ted) (2) USA Rest of World 81% 19% Managed Care (Fee for Service) Patient Managed Care (Capitated) Pharma & Biotech Other Payers (2) edicare & Medicaid

8 AGENDA Company Overview 2018 Priorities Long-term Strategic Initiatives Financial Strength

9 OUR 2018 PRIORITIES Drive Profitable Growth Optimize Enterprise Margins Integrate Key Acquisitions

10 1. Based on nine months ended September 30. 2. Includes $1.0 billion from acquisition of Chiltern. DRIVING PROFITABLE GROWTH Diagnostics: Capitalize on Growth Opportunities • Health systems, large physician groups and managed care partnerships • Expand 23andMe collaboration • Mitigate pricing impact of PAMA Drug Development: Build on Existing Momentum to Exceed Historical Growth Rates • Convert backlog into profitable revenue growth • Maintain broad-based strength in net orders • Capitalize on strategic investments in leadership, sales force and technology • Women’s health, genetics and medical drug monitoring portfolio and capabilities • Pursue accretive acquisitions • Continue focus on quality, service and innovation 2.0% 1.2% 3.2% Year Over Year Organic Volume Growth 2015 2016 2017(1) (2)

11 • Generates approximately $500 million in profitable revenue growth in 2018 • Successful “Best of the Best” approach to selecting and retaining talent • Dedicated and experienced integration teams, focused on customer retention and synergies Maximize Value Through Flawless Integration INTEGRATING KEY ACQUISITIONS Mount Sinai Clinical Outreach Lab Assets

OPTIMIZING ENTERPRISE MARGINS

Continue Value Creation Through the LaunchPad Business Process Improvement Initiative

<u>Covance LaunchPad</u>

- Applying LaunchPad principles to Drug Development
- Rightsizing implemented in mid-2017; $25 million in incremental savings in 2018
- Multi-year initiative, details to be provided on Q4 earnings call
- Aided by Chiltern capabilities and expertise

<u>Diagnostics LaunchPad</u>

- Ongoing benefit from reengineering projects
- Additional opportunities, including streamlining delivery of services

Opportunities for Productivity Gains

Automation





Global Service Delivery Model



Procurement



New Tools and Technology



LabCorp

12

13 AGENDA Company Overview 2018 Priorities Long-term Strategic Initiatives Financial Strength

14 Transition to Value-Based Care Enhance Drug Development Process Role of the Consumer HEALTHCARE IS UNDERGOING A PERIOD OF UNPRECEDENTED CHANGE • Improving efficiency in care delivery • Reducing the overall cost of patient care • Utilizing advanced tools and analytics to deliver better outcomes via personalized medicine and population health • Dealing with increased trial complexity, and competition for patients and investigators • Greater need for scalable tools and processes to initiate and manage trials • Increased sponsor demand for data-driven study design and execution, as well as access to relevant analytes, biomarkers and tests • Increased interest in and influence over healthcare decision-making • Technology advances driving expectation of convenience • Consumer satisfaction increasingly important to other healthcare stakeholders

15 EXPANDING LABCORP’S ROLE IN THE HEALTHCARE SYSTEM OF THE FUTURE • National access • Comprehensive test menu • Extensive sales and service organization • Scientific innovation • Cost advantages through economies of scale Clinical Decision Support • Programs for key disease states • Lab reports incorporate care guidelines • Developed by physicians • Data monitoring drives optimal care management Leading Laboratory Services Payer and Provider Collaboration • Help stakeholders achieve total cost of care metrics in value-based care contracts • Actionable lab results • Global patient results data • MACRA, HEDIS, and ACO quality metrics • Care Intelligence® population health Drug Development Solutions Value-Based Care Solutions • Companion diagnostics leadership • Potential provider revenue stream from increased participation in clinical trials • Cost savings to patients and payers • “Real World” data

16 EXPANDING LABCORP’S ROLE IN THE HEALTHCARE SYSTEM OF THE FUTURE • Xcellerate® suite of informatics • Companion diagnostics leadership • Differentiated and growing patient and investigator database • Insight through patient engagement • Dedicated biotech offering through combination of Covance and Chiltern • Extended Lab Management Services • Early Phase Development Solutions Streamlining Clinical Studies High quality data Proactive risk-based monitoring Optimal site selection Transparency and secure collaboration Efficient product supply management Proactive safety monitoring

EXPANDING LABCORP'S ROLE IN THE HEALTHCARE SYSTEM OF THE FUTURE

Increasing Our Leadership in Companion and Complementary Diagnostics (CDx)

- **Dedicated CDx organization with capabilities across development, validation, testing, regulatory support, commercialization and market access**
- **Opened purpose built, state of the art CDx laboratory, with focus on genomics and molecular pathology**
- **Supported ~70% of CDx on the market[1]**
- **Customizable offering -- *in vitro* diagnostic (IVD) partnerships and single site pathway**
- **Collaborated with over 35 clients on more than 150 CDx projects in 2017[2]**

CDx-Related Backlog

(Dollars in millions)


$114
$153
$276
2015
2016
2017(3)

On pace to

significantly exceed $100 million

in cumulative new CDx-related revenue from the acquisition of Covance through 2018

LabCorp

1. As of January 1, 2018.
2. Based on results through November 2017.
3. As of September 30, 2017.

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18 LabCorp Data is a Key Competitive Advantage for Patient Recruitment, Site Selection and Protocol Design EXPANDING LABCORP’S ROLE IN THE HEALTHCARE SYSTEM OF THE FUTURE LabCorp Diagnostics Patient Data • Our patient data is identifiable • Represents the “real world” • Billions of data points • Lab values essential for inclusion/exclusion criteria Covance Drug Development Investigator Data • Our investigator data is global • Filter at therapeutic and protocol level • 175,000+ investigators across ~100,000 sites • Insight into site location, performance and study saturation

19 EXPANDING LABCORP’S ROLE IN THE HEALTHCARE SYSTEM OF THE FUTURE Incorporating Patient Intelligence into Clinical Research and Drug Development • Powered by survey responses from patients that want to be contacted about clinical trials • Supported by LabCorp patient flow and increased emphasis on scaling opt-in database

20 EXPANDING LABCORP’S ROLE IN THE HEALTHCARE SYSTEM OF THE FUTURE Developing a Broad Consumer Platform to Create Deep Relationships • Organizing around the empowered consumer • Creating a convenient, seamless experience • Providing easy access to lab test results and personalized content • Offering price transparency to highlight access to highest quality, low-cost diagnostics

21 EXPANDING LABCORP’S ROLE IN THE HEALTHCARE SYSTEM OF THE FUTURE • Patient Service Centers opened inside Walgreens stores • Strong patient volume, net promoter scores, and patient feedback • Start to roll out to new markets in 2018 • Launch new at-home, self-collection offering built on LabCorp’s 10 years of experience with dried blood spot testing • Invest in expanded capacity and enhanced automation to support 23andMe strategic collaboration • Collaborate on new delivery models, such as telehealth and on-demand phlebotomy Bringing our High-Quality Offering to Consumers

OUR DIFFERENTIATED SOLUTIONS ARE RESONATING WITH CUSTOMERS

Value-Based Care Solutions

	Reference Laboratory Testing	Outreach Laboratory Testing	Inpatient Laboratory Management
PAML and its Joint Venture Interests	✓	✓	
Mount Sinai Health System	✓	✓	
Novant Health	✓	✓	✓

Completed
3 marquee transactions
in 2017

Streamlining Clinical Studies

Cumulative new orders won through the combination of LabCorp patient data and Covance capabilities:

2016	2017
>$200 million	~$500 million

On track to deliver
$150 million
in cumulative new revenue from the acquisition of Covance through 2018

Consumer Platform

Patients Seen in Denver *LabCorp at Walgreens*



41%
Patients not seen in past 12 months
28%
Patients new to LabCorp

LabCorp PSCs in Walgreens stores are attracting new patients

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LabCorp

23 AGENDA Company Overview 2018 Priorities Long-term Strategic Initiatives Financial Strength

24 $4.1 $4.5 $4.7 $5.0 $5.5 $5.7 $5.8 $6.0 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 $8.5 $9.4 $10.2 $6.2 $6.6 $7.2 REVENUE(1) GROWTH (DOLLARS IN BILLIONS) (1) 2007-2014 revenues excludes Covance results. 2008 revenue includes a $7.5 million adjustment relating to certain historic overpayments made by Medicare for claims submitted by a subsidiary of the Company. (2) Guidance issued on October 25, 2017. 2017 Guidance(2) Midpoint Drug Development Diagnostics 10-Year CAGR: 10%

25 ADJUSTED EPS(1)(2) GROWTH (1) EPS, as presented, represents adjusted, non-GAAP financial measures (excludes amortization, restructuring and other special charges). Diluted EPS, as reported in the Company’s Annual Report were: $3.93 in 2007; $4.16 in 2008; $4.98 in 2009; $5.29 in 2010; $5.11 in 2011; $5.99 in 2012; $6.25 in 2013; $5.91 in 2014; $4.35 in 2015; and $7.02 in 2016. (2) 2007-2014 figures exclude Covance results, and other items discussed in the Appendix. (3) Guidance issued on October 25, 2017. 2017 Guidance(3) Midpoint $4.45 $4.91 $5.24 $5.98 $6.37 $6.82 $6.95 $6.80 $7.91 $8.83 $9.50 $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 10-Year CAGR: 8%

26 STRONG FREE CASH FLOW(1) (DOLLARS IN MILLIONS) (1) Free Cash Flow represents Operating Cash Flow less Capital Expenditures in each of the years presented. 2008-2014 figures exclude Covance results, and other items discussed in the Appendix. (2) Guidance issued on October 25, 2017. 10 Year Average Free Cash Flow: $732 million 2017 Guidance(2) Midpoint $624 $748 $758 $759 $668 $617 $536 $727 $897 $990 $0 $200 $400 $600 $800 $1,000 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017

27 TRACK RECORD OF EFFECTIVE AND BALANCED CAPITAL DEPLOYMENT TO BUILD SHAREHOLDER VALUE Approximately $2.3 Billion in Capital Deployment in 2017(1) Chiltern Acquisition $1.2 Billion (52%) LabCorp Diagnostics Acquisitions $0.6 Billion (26%) 1. Based on nine months ended September 30, 2017. 2018 Free Cash Flow M&A Priorities • Diagnostics “tuck-in” transactions Return of Capital to Shareholders • Continue share repurchases Debt Reduction • Pay down debt to reduce leverage

28 KEY TAKEAWAYS Global leader in life sciences with leading diagnostics and drug development businesses strategically positioned to improve health and lives Relentless focus on execution in 2018 Driving long-term growth through innovation in value-based care, the drug development process, and our consumer platform

J.P. MORGAN HEALTHCARE CONFERENCE JANUARY 9, 2018 | SAN FRANCISCO, CA

30 Appendix

31 FOOTNOTES TO “ADJUSTED EPS GROWTH” SLIDE 1) EPS, as presented, represents adjusted, non-GAAP financial measures (excludes amortization, restructuring and other special charges). Diluted EPS, as reported in the Company’s Annual Report were: $3.24 in 2006; $3.93 in 2007; $4.16 in 2008; $4.98 in 2009; $5.29 in 2010; $5.11 in 2011; $5.99 in 2012; $6.25 in 2013; $5.91 in 2014; $4.34 in 2015; and $7.02 in 2016. 2) 2006-2014 figures exclude Covance results. Excluding the $0.06 per diluted share impact of restructuring and other special charges and the $0.23 per diluted share impact from amortization in 2006; excluding the $0.25 per diluted share impact of restructuring and other special charges and the $0.27 per diluted share impact from amortization in 2007; excluding the $0.44 per diluted share impact of restructuring and other special charges and the $0.31 per diluted share impact from amortization in 2008; excluding the ($0.09) per diluted share impact of restructuring and other special charges and the $0.35 per diluted share impact from amortization in 2009; excluding the $0.26 per diluted share impact of restructuring and other special charges and the $0.43 per diluted share impact from amortization in 2010; excluding the $0.72 per diluted share impact of restructuring and other special charges, the $0.03 per diluted share impact from a loss on the divestiture of assets and the $0.51 per diluted share impact from amortization in 2011; excluding the $0.29 per diluted share impact of restructuring and other special charges and the $0.54 per diluted share impact from amortization in 2012; excluding the $0.15 per diluted share impact of restructuring and other special charges and the $0.55 per diluted share impact from amortization in 2013; excluding the $0.34 per diluted share impact of restructuring and other special charges and the $0.55 per diluted share impact from amortization in 2014; excluding the $2.44 per diluted share impact of restructuring and other special charges and the $1.13 per diluted share impact from amortization in 2015; and excluding the $0.64 per diluted share impact of restructuring and other special charges and the $1.17 per diluted share impact from amortization in 2016. 3) Guidance issued on October 25, 2017.

32 FOOTNOTES TO “STRONG FREE CASH FLOW” SLIDE(1) (1) 2007-2014 figures exclude Covance results. (2) Operating Cash Flow and Free Cash Flow in 2011 exclude the $49.5 million Hunter Labs settlement. LABORATORY CORPORATION OF AMERICA HOLDINGS Reconciliation of Non-GAAP Financial Measures (in millions) Free Cash Flow: 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Operating Cash Flow 710$ 781$ 862$ 884$ 905$ 841$ 819$ 739$ 982$ 1,176$ Less: Capital Expenditures (143) (157) (115) (126) (146) (174) (202) (204) (256) (279) Free Cash Flow 567$ 624$ 748$ 758$ 759$ 668$ 617$ 536$ 727$ 897$ (2) (2)